SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549






                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     Of the Securities Exchange Act of 1934





Date of Report (Date of earliest event reported):  August 5, 2002


                           INTERLEUKIN GENETICS, INC.
             (Exact name of registrant as specified in its charter)


Delaware                      000-23413                    94-3123681
--------                      ---------                    ----------
(State or other              (Commission                  (IRS Employer
jurisdiction of              File Number)                 Identification No.)
incorporation)


135 Beaver Street, Waltham, MA  02452
-------------------------------------
(Address of principal executive offices)



Registrant's telephone number, including area code:  (781) 398-0700
                                                     --------------

Item 5.   Other Events.

   On August 5, 2002, Interleukin Genetics, Inc. publicly disseminated a press release announcing the securing of interim financing to support operations into October 2002.

   The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto


Item 7.   Financial Statements and Exhibits.

(c)       Exhibit

  99.1    Press Release dated August 5, 2002

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     INTERLEUKIN GENETICS, INC.
                                     --------------------------
                                     (Registrant)



   Date:  August 5, 2002             /s/ Fenel M. Eloi
                                     -----------------------------------
                                     Fenel M. Eloi, Chief Operating Officer,
                                     Chief Financial Officer, Treasurer and
                                     Secretary and Treasurer